UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2022

Zanite Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25101 Chagrin Boulevard, Suite 350

Cleveland, Ohio 44122

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (216) 292-0200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ZNTEU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ZNTE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	ZNTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously announced, Zanite Acquisition Corp., a Delaware corporation (“Zanite” or the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Embraer S.A., a Brazilian corporation (sociedade anônima) (“Embraer”), Embraer Aircraft Holding Inc., a Delaware corporation and a direct wholly-owned subsidiary of Embraer (“EAH”), and EVE UAM, LLC, a Delaware limited liability company and a wholly-owned subsidiary of EAH (“Eve”).

Attached as Exhibit 99.1 is a press release, dated as of March 22, 2022, issued by Eve announcing the completion of the concept of operations for airspace integration of Urban Air Mobility (“UAM”) in the United Kingdom. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Zanite under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Important Information about the Business Combination and Where to Find It

In connection with the business combination (the “business combination”), on December 30, 2021, Zanite has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement (as amended by Amendment No. 1 to the preliminary proxy statement, filed on February 9, 2022 and as further amended by Amendment No. 2 to the preliminary proxy statement, filed on March 18, 2022) relating to the business combination. When available, Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Zanite’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement, when available, and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the business combination and other matters, as these materials contain or will contain important information about Zanite, Eve and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the business combination. Stockholders of Zanite may obtain copies of the preliminary proxy statement, the definitive proxy statement (when available) and other documents that are filed or will be filed with the SEC or that are incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

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Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Amendment No. 2 to the preliminary proxy statement filed with the SEC on March 18, 2022, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed business combination.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Zanite stockholders generally, may be obtained by reading Zanite’s preliminary proxy statement for the proposed business combination and, when it is filed with the SEC, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination. Stockholders, potential investors and other interested persons should read the preliminary proxy statement carefully and, when it becomes available, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Zanite’s, Eve’s, Embraer’s and EAH’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the PIPE Investment, the level of redemptions by Zanite’s public stockholders, the timing of the completion of the business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Zanite’s, Eve’s, Embraer’s and EAH’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Zanite, Eve, Embraer and EAH.

These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Zanite or Eve is not obtained and or that the proposed business combination and the private placement of common stock are not able to concurrently close; (iii) failure to realize the anticipated benefits of the proposed business combination; (iv) risks relating to the uncertainty of the projected financial information with respect to Eve; (v) the outcome of any legal proceedings that may be instituted against Zanite, Embraer, EAH and/or Eve following the announcement of the business combination agreement and the transactions contemplated therein; (vi) future global, regional or local economic and market conditions; (vii) the development, effects and enforcement of laws and regulations; (viii) Eve’s ability to grow and manage future growth , maintain relationships with customers and suppliers and retain its key employees; (ix) Eve’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; (x) the effects of competition on Eve’s future business; (xi) the amount of redemption requests made by Zanite’s public stockholders; (xii) the ability of Zanite or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; (xiii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xiv) the risk that the proposed Business Vombination disrupts current plans and operations as a result of the announcement and consummation, (xv) costs related to the business combination, (xvi) the impact of the

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global COVID-19 pandemic and (xvii) those factors discussed in Zanite’s Amendment No. 2 to the preliminary proxy statement filed with the SEC on March 18, 2022 under the heading “Risk Factors,” and other documents of Zanite filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Eve nor Zanite presently know or that Eve and Zanite currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Eve’s and Zanite’s expectations, plans or forecasts of future events and views as of the date of this Form 8-K. Eve and Zanite anticipate that subsequent events and developments will cause Eve’s and Zanite’s assessments to change. However, while Eve and Zanite may elect to update these forward-looking statements at some point in the future, Eve and Zanite specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Eve’s and Zanite’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release by Eve, dated as of March 22, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZANITE ACQUISITION CORP.

Dated: March 22, 2022	By:	/s/ Steven H. Rosen
Name: Steven H. Rosen
Title: Co-Chief Executive Officer

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Exhibit 99.1

UK Consortium Completes Urban Air Mobility Concept of Operations for the Civil Aviation Authority

London, March 22, 2022 – Eve UAM, LLC (“Eve”), an Embraer S.A. (“Embraer”) company, has announced the completion of the Concept of Operations (CONOPS) for airspace integration of Urban Air Mobility (UAM) in the UK. Led by Eve, the UK Air Mobility Consortium consists of global companies with expertise that span the aviation industry, including NATS, Heathrow Airport, London City Airport, Skyports, Atech, Volocopter, and Vertical Aerospace, and developed the project in partnership with the UK Civil Aviation Authority (CAA) Innovation Hub through its Regulatory Sandbox.

The CAA’s Regulatory Sandbox offers organisations or consortia the opportunity to test and trial the viability of their innovative solutions, while also helping the regulator shape future regulations in line with their novel technologies and concepts. In January 2021, our consortium was selected by the CAA to join the Sandbox on its Future Air Mobility Challenge to develop a strategic framework that will define the low-level airspace designs, procedures, and infrastructure for safely integrating new types of UAM operations across the UK.

The first major milestone from the project was the compilation of a baseline describing key regulatory challenges which need to be addressed to enable safe, efficient, and scalable zero-emission UAM operations, resulting in the Civil Aviation Publication 2272. The consortium used this baseline to identify which areas to focus on in order to ensure the proposed concepts consider the criteria previously aligned with the regulator.

The CONOPS was developed as a London-centric case study, transporting passengers within a network of vertiports from Heathrow Airport (LHR) to London City Airport (LCY). The consortium followed a rigorous process to develop the concepts, including interactive reviews from the CAA Innovation Hub and a comprehensive range of its subject matter experts, incorporating their feedback into the final document. It also leveraged quantitative data derived from computer modelling simulations to support its proposed concepts, as well as a series of stakeholder engagement activities to better understand stakeholder concerns and needs related to UAM operations.

Frederic Laugere, UK CAA Innovation Services Lead, said: “The infrastructure required to support the future implementation of Urban Air Mobility (UAM) will be significant and a key element for the success of this new sector. The significant detail in this report and its real-world scenario means it paves the way to make UAM a reality.”

“This CONOPS focuses primarily on the solutions necessary for near-term challenges that could impact initial commercial operations. The London use case and CONOPS provide a tangible example for the CAA to better understand the aims of UAM and support the development of future regulations accordingly. Our work also indicates how thriving the market for eVTOL flights in the UK will be in the future,” said Andre Stein, co-CEO of Eve.

Image: https://embraer.bynder.com/share/EEE57995-D31B-4035-91F87D6D946A1EC9/

Follow Eve and Embraer on Twitter: @Eveairmobility @Embraer

Read the UK CONOPS by clicking here.

Visit www.ukairmobility.com to provide feedback through the Contact Us section.

Click here to read more about the Key Considerations for Airspace Integration within an Urban Air Mobility Landscape.

About Eve Air Mobility

Eve is dedicated to accelerating the Urban Air Mobility (UAM) ecosystem. Benefitting from a start-up mindset, backed by Embraer’s more than 50-year history of aerospace expertise, and with a singular focus, Eve is taking a holistic approach to progressing the UAM ecosystem, with an advanced eVTOL project, a comprehensive global services and support network and a unique air traffic management solution. For more information, please visit www.eveairmobility.com.

About Embraer

A global aerospace company headquartered in Brazil, Embraer has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers after-sales.

Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year.

Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe.

About NATS

NATS is the UK’s leading air navigation services organisation providing, under licence, en route air traffic management services over the UK and eastern North Atlantic from centres at Swanwick, Hampshire and Prestwick, Ayrshire. We are also contracted to provide air traffic control services at many of the UK’s major airports (13 civil and 7 military airfields) and operate in over 30 countries around the world.

About Heathrow Airport

Heathrow is the UK’s only hub airport and one of the world’s top international aviation hubs. The airport is Britain’s largest cargo port, helping to drive British trade growth and assisting the country in the fight against COVID-19. Heathrow’s aim is to provide passengers with the best airport service in the world, and we’re delighted to have been voted one of the world’s top ten airports in the 2021 Skytrax Awards.

About London City Airport

London City Airport is the city’s most central airport, in London’s Royal Docks, an area of rapid regeneration and investment, just five miles from the City of London and close to the dynamic and fast-growing East London. The airport is focused on its recovery and once again acting as a critical transport hub for destinations across the UK and Europe. At its core, the airport aspires to help make London better and hopes to recover to 2019 passenger numbers by the mid-part of this decade, whilst also taking forward ambitious, transformative projects across its operation. The airport is globally known for being one of the speediest, most convenient and innovative airports in the world. In 2022 it expects to offer connections to over 30 destinations.

About Skyports

Skyports is the leading enabler of advanced air mobility (AAM) and provides the critical link between the ground and the sky. The company designs, builds, and operates take-off and landing infrastructure for air taxis, and partners with world-class electric vertical take-off and landing (eVTOL) passenger and cargo vehicle manufacturers around the world to enable safe, sustainable and efficient flight operations within urban and suburban environments. Skyports also fly drones as a service, which is already proving the viability of the company’s best-in-class unmanned systems technologies within the medical, e-commerce, maritime and logistics sectors. Based in London, United Kingdom, Skyports has projects operating in multiple continents, including in Asia, Africa, Australia, Europe, Middle East and North America. Skyports investors include Deutsche Bahn Digital Ventures, Groupe ADP, Irelandia Aviation and Levitate Capital. Find out more at: www.skyports.net.

About Atech

Recognized as a Brazilian “System House”, Atech, an Embraer Group Company, has always been guided by innovation with the aim of helping to transform the nation. With unique expertise in systems engineering and situational awareness technologies and decision-making support, Atech works on the development of innovative solutions with applications in the areas of air traffic, asset management, cyber security, intelligent connections, logistics, command and control systems, instrumentation and control, embedded and simulators. More information at: www.atech.com.br.

About Volocopter

Volocopter brings urban air mobility (UAM) to megacities worldwide. We aim to improve the quality of life for people in cities by offering a fantastic new mode of transportation. For that, we create sustainable and scalable UAM ecosystems with partners in infrastructure and operations. Volocopter’s family of eVTOL aircraft will offer passengers (VoloCity and VoloConnect) and goods (VoloDrone) swift, secure, and emission-free connections to their destinations, supported by VoloIQ, the UAM ecosystem’s software platform that serves as its digital backbone for safe and efficient operations. As a pioneer in the UAM industry, Volocopter will launch commercial services within the next few years. Founded in 2011, the company employs more than 500 people in Germany and Singapore, has completed over 1,000 successful public and private test flights, and raised $579 million in equity from investors, including Geely, WP Investment, Mercedes-Benz Group, Intel Capital, and BlackRock. www.volocopter.com.

About Vertical Aerospace

Vertical Aerospace is pioneering electric aviation. The company was founded in 2016 by Stephen Fitzpatrick, an established entrepreneur best known as the founder of the Ovo Group, a leading energy and technology group and Europe’s largest independent energy retailer. Over the past five years, Vertical has focused on building the most experienced and senior team in the eVTOL industry, who have over 1,700 combined years of engineering experience, and have certified and supported over 30 different civil and military aircraft and propulsion systems. Vertical’s top-tier partner ecosystem is expected to de-risk operational execution and its path- way to certification allows for a lean cost structure and enables production at scale. Vertical has a market-leading pre-order book (by value) for a total of up to 1,350 aircraft from American Airlines, Avolon, Bristow and Iberojet, which includes conditional pre-order options from Virgin Atlantic and Marubeni, and in doing so, is creating multiple potential near term and actionable routes to market. Vertical’s ordinary shares listed on the NYSE in December 2021 under the ticker “EVTL”. Find out more: www.vertical-aerospace.com.

Important Information and Where to Find it

In connection with the proposed business combination among Zanite Acquisition Corp. (“Zanite”), Embraer, Eve and Embraer Aircraft Holding, Inc. (“EAH”), Zanite has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement (as amended by Amendment No. 1 to the preliminary proxy statement, filed on February 9, 2022, as further amended by Amendment No. 2 to the preliminary proxy statement, filed on March 18, 2022) relating to the business combination. When available, Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Zanite’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement, when available, and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the business combination and other matters, as these materials contain or will contain important information about Zanite, Eve and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the business combination. Stockholders of Zanite may obtain copies of the preliminary proxy statement, the definitive proxy statement (when available) and other documents that have been or will be filed with the SEC or that are incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Forward-Looking Statements Disclosure

This press release contains “forward-looking statements.” Forward-looking statements represent Eve’s, Embraer’s, NATS’s, Heathrow Airport’s, London City Airport’s, Skyports’, Atech’s, Volocopter’s and Vertical Aerospace’s current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including any statement that does not directly relate to any historical or current fact. Forward-looking statements are based on current assumptions about future events that may not prove to be accurate. These statements are not guaranteed and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially from these forward-looking statements. As a result, these statements speak only as of the date they are made, and neither party undertakes an obligation to update or revise any forward-looking statement, except as required by law. Specific factors that could cause actual results to differ materially from these forward-looking statements include the effect of global economic conditions, the ability of the parties to negotiate and enter into a definitive agreement and realize anticipated synergies, the ability of Eve to obtain the required certifications to manufacture and sell its eVTOL aircraft, and other important factors previously disclosed in the section entitled “Risk Factors” in Zanite’s Amendment No. 2 to the preliminary proxy statement filed with the SEC on March 18, 2022 and other documents of Zanite filed, or to be filed, with the SEC, all of which are accessible on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Amendment No. 2 to the preliminary proxy statement filed with the SEC on March 18, 2022 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed business combination.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Zanite stockholders generally, may be obtained by reading Zanite’s preliminary proxy statement for the proposed business combination and, when it is filed with the SEC, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination. Stockholders, potential investors and other interested persons should read the preliminary proxy statement carefully and, when it becomes available, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.